EXHIBIT 3
                                                                       ---------

                                   [UICI Logo]

Number                                                             Shares
------

A-2 COMMON STOCK                                                   A-2 COMMON
STOCK


                                      UICI

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


                                                                CUSIP __________

This Certifies that

                                    SPECIMEN
                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

is the owner of


FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $0.01 EACH OF THE CLASS A-2 COMMON STOCK OF

UICI transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


/s/                                           /s/
SECRETARY                                     CHAIRMAN, CHIEF EXECUTIVE OFFICER
                                              AND PRESIDENT

                [UICI SEAL]

                                        COUNTERSIGNED AND REGISTERED:
                                        MELLON INVESTOR SERVICES LLC
                                        BY
                                        TRANSFER AGENT AND
REGISTRAR

                                                        AUTHORIZED SIGNATURE

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN TRANSFER, REQUIRED SALE AND OTHER RESTRICTIONS SET FORTH IN THE CERTIFICATE OF INCORPORATION OF UICI AND AMONG OTHER THINGS, MAY NOT BE OFFERED OR SOLD EXCEPT IN COMPLIANCE WITH SUCH TRANSFER RESTRICTIONS AND APPLICABLE SECURITIES LAW. A COPY OF SUCH CERTIFICATE OF INCORPORATION IS ON FILE WITH THE SECRETARY OF THE COMPANY AND IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST THEREFOR. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF THE AFORESAID CERTIFICATE OF INCORPORATION





        For Value Received, ____________________________ hereby sell, assign and

transfer   unto   ______________________________________________________________

________________________________________________________________________  Shares

represented by the within Certificate, and do hereby irrevocably constitute and appoint: _______________________________________________________________________

Attorney  to  transfer  the  said  Shares  on  the  books  of the  within  named

Corporation with full power of substitution in the premises.

Dated: ______


        In presence of _________________________________________________________

________________________________________________________________________________



NOTICE. THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.